MESSAGE FROM THE PRESIDENT
================================================================================

                                                               November 15, 1996

Dear Shareholder,

We are pleased to bring you the Franklin Multi-Income Trust semi-annual report for the period ended September 30, 1996.

During this reporting period, the economy continued to grow at a moderate pace. In the first half of 1996, the Gross Domestic Product (a measure of the nation's economic output), grew at a 3.4% annual rate, while preliminary numbers put the third-quarter growth rate at 2.2%. In contrast, the annualized growth rate for the fourth quarter of 1995 was just 0.3%.1

Even though the economy experienced healthy growth during the period, inflation remained under control. From January 1 through September 30, 1996, inflation (as measured by the Consumer Price Index) rose at a moderate, annualized rate of 2.80%.2 Nonetheless, toward the end of the reporting period, investors began to worry that the Federal Reserve Board (the Fed) would raise interest rates to slow the economy and pre-empt potential inflation. On September 24, 1996, Fed policymakers surprised investors by leaving interest rates alone and allowing the market to determine interest rates.

Interest rates rose slowly all year, as evidenced by the 10-year U.S. Treasury yield, which increased from 5.58% on January 1, 1996, to 6.72% on September 30, 1996.2 Equities generally per-formed well within this environment, while most bond prices suffered since they typically decline when interest rates rise. Despite a mid-summer slump, the Dow Jones Industrial Average(R) (the Dow) reached new highs throughout 1996. It ended the reporting period at 5882.17, more than 700 points higher than its 5177.45 close on January 2. During this reporting period, the Dow returned 6.64%,1 the First Boston High Yield Corporate Bond Index returned 5.39%, and the Standard and Poor's(R) Utilities Index returned 1.50%.2,3

1. Source: Bloomberg.
2. Source: Micropal.

The Manager's Discussion on page 3 provides specific details about your fund's performance and investment strategies for the reporting period.

As always, we appreciate your continued investment in the Franklin Multi-Income Trust and look forward to serving your future investment needs.

Sincerely,

Charles B. Johnson
President
Franklin Multi-Income Trust

1. Total return, calculated by Wilshire Associates, Inc., includes reinvested dividends.

2.  Total  returns  include  reinvested  interest  or  dividends.   Indices  are
unmanaged, and one cannot invest directly in an index.

3. Source: Bloomberg.

MANAGER'S DISCUSSION
================================================================================
Your Fund's Objective:

The Franklin Multi-Income Trust seeks to provide high current income consistent with preservation of capital.

Despite higher interest rates, the Trust's two major investment sectors -- high-yield corporate bonds and utility stocks -- provided positive returns for the reporting period. The Franklin Multi-Income Trust generated a cumulative total return of 7.07%, based on its change in market price on the New York Stock Exchange over the six-month reporting period. This compares favorably with the total returns of the First Boston High Yield Corporate Index (+5.39%) and the Standard and Poor's(R) Utilities Index (+1.50%) for the same period.+

In general, strong corporate earnings and improving financial conditions benefited the Trust's high-yield corporate securities, while the stronger stock market helped its utility stocks. August and September were also particularly good months for price appreciation in the high-yield corporate bond market. In addition to solid economic and sector fundamentals, the success of individual securities contributed to the Trust's performance.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Total returns include reinvested interest or dividends. Indexes are unmanaged, and one cannot invest directly in an index.

Sector Discussions

Media/Broadcasting, Cable Television,
and Telecommunications

The Trust maintained a strong weighting in media/broadcasting and cable television (10.4% of total net assets), which have strengthened as a result of two major industry trends: consolidation and deregulation.

In large part, these trends have resulted from the Telecommunications Act, which Congress passed in February 1996. Essentially, this law allows regional phone companies to offer long-distance and cable services, TV networks to own more TV and radio stations, and cable companies to set their own prices. The outcome has caused a rally in cable television and media/broadcasting bonds as companies compete and consolidate.

   Franklin Multi-Income Trust
   Top 10 Holdings on September 30, 1996
   As Percentage of Total Net Assets

   Company                                % of total
   Industry                               net assets

   Public Service Co. of Colorado            4.04%
   Utility (stock)

   Allegheny Power                           3.46%
   Utility (stock)

   FPL Group, Inc.                           2.65%
   Utility (stock)

   American Electric Power                   2.61%
   Utility (stock)

   Texas Utilities Co.                       2.55%
   Utility (stock)

   SCANA Corp.                               2.54%
   Utility (stock)

   Dominion Resources                        2.49%
   Utility (stock)

   Central & Southwest Co.                   2.47%
   Utility (stock)

   Wisconsin Energy                          2.42%
   Utility (stock)

   CINergy                                   2.28%
   Utility (stock)

For a complete list of the Trust's holdings, please see page 12 of this report.

The Trust's portfolio contains bonds such as SCI TV and Teleport, which benefited from these industry changes.

Additionally, the Trust has positioned itself to take advantage of positive global trends in telecommunications by acquiring holdings in companies such as Milicom International Cellular, which has diversified operations in several developing markets.

Health Care

Positive industry trends and ongoing company consolidations continued to make the health-care sector active and profitable for the Trust. The selection of specific securities, including those of two high-performing acute-care providers -- OrNda Healthcorp and Tenet Healthcare -- contributed to the Trust's performance over the six-month period. Both companies have shown improvements in their creditworthiness, and we believe they should provide solid upside potential for 1996-97 as well.

Utilities

Rising interest rates during the period pushed utility stocks lower. However, these stocks do offer the benefit of regular dividend payouts, which provided the Trust with steady income. In particular, several strong performers, including Duke Power Co., SCANA Corp., and Texas Utilities, contributed to the performance of the Trust's utility-stock portion (50.8% of total net assets).

Future regulatory changes, especially deregulation, could significantly impact utility stocks. Industry-wide deregulation may give customers the power to choose their utility providers. As such, we focused our holdings on utilities we believe are best equipped to handle increased competition -- those with low production costs, strong entrepreneurial management teams, and service areas located in regions experiencing economic growth.

Looking Ahead

Recent economic data suggest continued moderate economic growth and stable interest rates for the intermediate term. Inflation, while inching up slightly, seems to be under control. If this environment continues, high-yield corporate bonds and utility equities should remain attractive investments over the short to intermediate term, which would be favorable for the Franklin Multi-Income Trust.

Just as economic and market conditions constantly change, our strategies, evaluations, conclusions and decisions regarding portfolio holdings will also change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze purchases for the Trust.

PERFORMANCE SUMMARY
================================================================================

The Franklin  Multi-Income  Trust's  share price on the New York Stock  Exchange
(NYSE) increased 25.0 cents from $9.00 on March 31, 1996, to $9.25 on September 30, 1996. The Trust's net asset value per share decreased 2.0 cents from $10.62 on March 31, 1996, to $10.60 on September 30, 1996.

During the reporting  period,  the Trust distributed  income dividends  totaling
38.4 cents ($0.384) per share. Based on an annualization of the current monthly dividend of 6.4 cents ($0.064 per share) and the NYSE closing price of $9.25 on September 30, 1996, the Trust's distribution rate was 8.30%. Dividends will vary based on the earnings of the portfolio, and past distributions are not predictive of future trends.

   Franklin Multi-Income Trust
   Dividend Distributions 4/1/96 - 9/30/96

                                           Dividend
   Month                                  per Share

   April                                  6.4 cents

   May                                    6.4 cents

   June                                   6.4 cents

   July                                   6.4 cents

   August                                 6.4 cents

   September                              6.4 cents

   Total                                 38.4 cents

The Franklin Multi-Income Trust reported cumulative total returns of 7.07% and 9.73% for the six-month and 12-month periods ended September 30, 1996, respectively. Total return reflects the change in the Trust's share price on the NYSE. Based on the change in net asset value (as opposed to market price), six-month and one-year total returns for the same period were 4.08% and 12.38%, respectively. All total returns assume the reinvestment of dividends and capital gains according to the terms specified in the dividend reinvestment plan. Past rformance is not predictive of future results.

We urge you to view your investment in Franklin Multi-Income Trust with a long-term perspective. As the chart below shows, the Trust reported a cumulative total return of 150.72%, based on net asset value, since its inception on October 9, 1989.

Franklin Multi-Income Trust
Periods Ended September 30, 1996

                                                                                          Since
                                                                                        Inception
                                                                    1-Year    5-Year   (10/09/89)
----------------------------------------------------------------------------------------------------------------
            Cumulative Total Return1
             Based on change in net asset value                    12.38%     91.89%    150.72%
             Based on change in market price                        9.73%     76.67%    102.74%
            Average Annual Total Return1
             Based on change in net asset value                    12.38%     13.92%     14.08%
             Based on change in market price                        9.73%     12.06%     10.66%

            Distribution Rate2                             8.30%
----------------------------------------------------------------------------------------------------------------

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions, according to the terms specified in the Trust's dividend reinvestment plan.

2. Distribution rate is based on the annualization of the Trust's current 6.4 cent per share monthly dividend and the New York Stock Exchange closing price of $9.25 on September 30, 1996.

Past performance is not predictive of future results.

PORTFOLIO OPERATIONS
================================================================================

Christopher Molumphy
Senior Portfolio Manager
Franklin Advisers, Inc.

Christopher Molumphy holds a bachelor of arts degree in economics from Stanford University and a master's degree in finance from the University of Chicago. He has been with Franklin Advisers since 1988. Molumphy is a Chartered Financial Analyst (CFA) and a member of several securities industry associations. He has managed the Franklin Multi-Income Trust since 1991.

* * * * *
As of September 30, 1996, Morningstar awarded the Franklin Multi-Income Trust a five-star overall rating, measuring its performance against a universe of 63 closed-end fixed-income funds for the five-year period.*

*Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-year and five-year average annual returns in excess of 90-day Treasury-bill returns and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars. Ratings for other periods ended September 30, 1996: four stars for the three-year period, out of a universe of 96 closed-end fixed-income funds.

DIVIDEND REINVESTMENT PLAN
===============================================================================

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and/or capital gain distributions in shares of the Fund. The Shareholder Services Group ("TSSG" or "Plan Agent"), c/o Corporate Securities, 53 State St., Boston, Massachusetts 02109, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to three decimal places. The complete terms and conditions of the Plan are contained in the Fund's prospectus, dated October 24, 1989, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Plan Agent in the open market. If the market price exceeds the net asset value per share of the Fund, participants in the Plan will pay a price per share which exceeds the net asset value per share in connection with purchases through the Plan. All reinvestments are in full and fractional shares. The Fund does not issue new shares in connection with the Plan.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased through the exchange on which they are listed, each participant will pay a pro rata portion of brokerage commissions. The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on dividends or distributions.

Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund are realized notwithstanding the fact that cash is not received by shareholders.

You will receive a monthly account statement from the Plan Agent showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent, in writing, at the address above. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds. If you prefer, the Plan Agent will sell all of your full and fractional shares upon your withdrawal and send you the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.


FRANKLIN MULTI-INCOME TRUST
================================================================================

Statement of Investments in Securities and Net Assets, September 30, 1996 (unaudited)

   Shares,
  Warrants                                                                                                           Value
  & Rights                                                                                                          (Note 1)
---------------------------------------------------------------------------------------------------------------------------
                  Common Stocks, Warrants & Rights 54.7%
                  Energy 1.6%
     33,300       Ultramar Corp.
                                                                                                                $ 1,007,325
                                                                                                              ---------------
                 Industrial  .3%
     20,565     a Anacomp Inc.                                                                                      169,661
      7,404     a Anacomp Inc., rights                                                                                6,479
      1,000     a Gulf States Steel, warrants                                                                         5,000
        518     a Thermadyne Industries, Inc.                                                                        11,008
                                                                                                              ---------------
                                                                                                                    192,148
                                                                                                              ---------------
                  Lodging .1%
        526     a Host Marriott Corp                                                                                  7,627
        526       Marriott International, Inc                                                                        28,996
                                                                                                              ---------------
                                                                                                                     36,623
                                                                                                              ---------------
                  Media and Broadcasting .3%
     16,000       Sullivan Broadcast Holdings                                                                       160,000
                                                                                                              ---------------
                  Telecommunications 1.4%
        120     d Nippon Telegraph & Telephone Corp. (Japan)                                                        881,602
                                                                                                              ---------------
                  Utilities 51.0%
     74,000       Allegheny Power System, Inc.                                                                    2,146,000
     40,000       American Electric Power Co., Inc.                                                               1,625,000
     10,000       Ameritech Corp.                                                                                   526,250
     12,000       BellSouth Corp.                                                                                   444,000
     59,000       Central & South West Corp.                                                                      1,534,000
     57,200       CINergy Corp.                                                                                   1,766,050
     20,000       Delmarva Power and Light Co.                                                                      410,000
     41,000       Dominion Resources, Inc.                                                                        1,547,750
     60,600       DPL, Inc.                                                                                       1,416,521
     20,000       Duke Power Co.                                                                                    932,500
     14,500       Edison International                                                                              259,188
     34,000       Enova Corp.                                                                                       752,250
     14,000       Enron Corp.                                                                                       570,500
     16,500       Enron Global Power and Pipelines L.L.C.                                                           410,438
     30,000       Entergy Corp.                                                                                     810,000
     38,000       FPL Group, Inc.                                                                                 1,643,500
      6,800       New England Electric System                                                                       211,650
     43,900       New Jersey Resources Corp.                                                                      1,229,200
     49,600       Pacific Enterprises                                                                             1,500,400
     50,000       PacifiCorp                                                                                      1,031,250
     16,800       Peco Energy Co.                                                                                   399,000
     71,000       Public Service Co. of Colorado                                                                  2,520,500
     25,000       Puget Sound Power and Light Co.                                                                $  562,500
      3,500       SBC Communications, Inc.                                                                          168,438
     60,000       SCANA Corp.                                                                                     1,575,000
     63,100       Southern Co.                                                                                    1,427,638
     40,000       Texas Utilities Co.                                                                             1,585,000
     38,700       U S West, Inc.                                                                                  1,151,325
     55,600       Wisconsin Energy Corp.                                                                          1,501,200
                                                                                                                  ----------
                                                                                                                 31,657,048
                                                                                                                ------------
                        Total Common Stocks, Warrants & Rights (Cost $29,221,492)                                33,934,746
                                                                                                                ------------
                  Partnership Units .1%
                  Financial
          1   a,f PG Partners I, L.P. (Cost $42,012)                                                               79,170
                                                                                                                ------------
                  Preferred Stocks  4.2%
                  Cable Television  1.6%
     10,424       Cablevision Systems Corp., Series L, 11.125% pfd., PIK                                        1,018,946
                                                                                                              ------------
                  Consumer Products  .6%
     70,000       RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C                                         376,250
                                                                                                              ------------
                  Industrial 2.0%
     30,000       Nortel Inversora S.A., 10.00% cvt. pfd.                                                        1,211,25
                                                                                                              ------------
                        Total Preferred Stocks (Cost $2,741,872)                                                2,606,446
                                                                                                               ------------
    Face
   Amount
----------
                  Bonds 65.2%
                  Automotive 3.1%
$ 1,000,000       Harvard Industries, Inc., senior notes, 12.00%, 07/15/04                                        962,500
    850,000       SPX Corp., senior sub. notes, 11.75%, 06/01/02                                                  937,125
                                                                                                               ------------
                                                                                                                1,899,625
                                                                                                               ------------
                  Banking 1.7%
  1,000,000     b First Nationwide Escrow, senior sub. notes, 10.625%, 10/01/03                                 1,046,250
                                                                                                               ------------
                  Cable Television 3.6%
  1,500,000     c Bell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99, (original accretion
                  rate 11.95%), 11.95% thereafter, 07/15/04                                                     1,151,250
  1,000,000       Tele-Communications, Inc., senior sub. deb., 9.80%, 02/01/12                                  1,088,874
                                                                                                               ------------
                                                                                                                2,240,124
                                                                                                               ------------
                  Chemicals 1.8%
$ 1,000,000       Harris Chemical North America, Inc., senior secured disc. notes, 10.25%, 07/15/01            $1,025,000
    100,000       IMC Global, Inc., senior deb., 9.45%, 12/15/11                                                  106,500
                                                                                                               ------------
                                                                                                                1,131,500
                                                                                                               ------------
                  Consumer Products 3.2%
  1,000,000       Revlon Consumer Products Corp., senior sub. notes, Series B, 10.50%, 02/15/03                 1,042,500
    500,000       RJR Nabisco, Inc., senior notes, 9.25%, 08/15/13                                                494,375
    500,000       Sealy Corp., senior sub. notes, 9.50%, 05/01/03                                                 502,500
                                                                                                               ------------
                                                                                                                2,039,375
                                                                                                               ------------
                  Containers and Packaging 1.7%
  1,000,000       Owens-Illinois, Inc., senior sub. notes, 9.75%, 08/15/04                                      1,032,500
                                                                                                               ------------
                  Energy .8%
    500,000       Gulf Canada Resources, Ltd., senior sub. notes, (Canada), 9.25%, 01/15/04                       515,000
                                                                                                               ------------
                  Food and Beverage 1.8%
    200,000       Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05                                  197,000
    100,000       Dr Pepper Bottling Co. of Texas, senior notes, 10.25%, 02/15/00                                 103,250
    800,000       PMI Acquisition Corp., guaranteed, senior sub. notes, 10.25%, 09/01/03                          812,000
                                                                                                                -----------
                                                                                                                1,112,250
                                                                                                               ------------
                  Food Retailing 5.4%
    250,000       Dominick's Finer Foods, Inc., senior sub. notes, 10.875%, 05/01/05                              272,500
  1,000,000       Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03                                      983,750
  1,000,000       Penn Traffic Co., senior sub. notes, 10.25%, 02/15/02                                           885,000
    500,000       Pueblo Xtra International, senior notes, 9.50%, 08/01/03                                        442,500
    750,000       Smith's Food and Drug, senior sub. notes, 11.25%, 05/15/07                                      802,500
                                                                                                               ------------
                                                                                                                3,386,250
                                                                                                               ------------
                  Foreign Government Agencies .6%
  2,175,000      eESCOM, E168, utility deb. (South Africa), 11.00%, 06/01/08                                      367,590
                                                                                                               ------------
                  Forest and Paper Products 5.3%
  1,000,000       Rapp International Finance Co., guaranteed secured notes, 13.25%, 12/15/05                    1,097,500
  1,000,000       REPAP New Brunswick, senior notes, 10.625%, 04/15/05                                          1,015,000
    500,000       REPAP Wisconsin, Inc., senior secured notes, 9.25%, 02/01/02                                    506,250
    600,000       S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04                                            650,250
                                                                                                               ------------
                                                                                                                3,269,000
                                                                                                               ------------
                  Gaming and Leisure 4.1%
  1,000,000       Aztar Corp., senior sub. notes, 13.75%, 10/01/04                                              1,140,000
    250,000       Players International, Inc., senior notes, 10.875%, 04/15/05                                    248,750
  1,000,000       Showboat, Inc., senior sub. notes, 13.00%, 08/01/09                                           1,137,500
                                                                                                               ------------
                                                                                                                2,526,250
                                                                                                               ------------
                  Health Care 4.9%
 $1,000,000       Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02                            $ 1,035,000
  1,000,000       OrNda Healthcorp., guaranteed senior sub. notes, 11.375%, 08/15/04                            1,120,000
    800,000       Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05                                    871,000
                                                                                                               ------------
                                                                                                                3,026,000
                                                                                                               ------------
                  Industrial 4.9%
  1,000,000      bAetna Industries, Inc., senior notes, 11.875%, 10/01/06                                       1,025,000
    356,000       Anacomp Inc., senior sub. notes, PIK to 06/30/97, (original accretion rate 13.00%),
                  13.00% thereafter, 06/04/02                                                                     347,100
    500,000       Collins & Aikman Corp., senior sub. notes, 11.50%, 04/15/06                                     529,375
    500,000       bE & S Holdings Corp., senior sub. notes, 10.375%, 10/01/06                                     510,625
    259,000       Thermadyne Industries, Inc., senior notes, 10.25%, 05/01/02                                     260,943
    359,000       Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03                                       361,244
                                                                                                              ------------
                                                                                                                3,034,287
                                                                                                              ------------
                  Lodging .8%
    500,000       Red Roof Inns, senior notes, 9.625%, 12/15/03                                                   491,250
                                                                                                               ------------
                  Media and Broadcasting 5.0%
    500,000       American Media Operation, senior sub. notes, 11.625%, 11/15/04                                  522,500
  1,000,000       New World Communications Group, Inc., senior notes, 11.00%, 06/30/05                          1,071,250
  1,000,000       Sullivan Broadcast Holdings, units, 13.25%, 12/15/06                                          1,035,000
    500,000       Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24                                 463,251
                                                                                                               ------------
                                                                                                                3,092,001
                                                                                                               ------------
                  Metals and Mining 3.0%
  1,000,000     cAcme Metals, Inc., senior secured disc. notes, zero coupon to 08/01/97, (original
                 accretion rate 13.50%), 13.50% thereafter, 08/01/04                                              985,000
  1,000,000      Gulf States Steel, 13.50%, 04/15/03                                                              900,000
                                                                                                                ------------
                                                                                                                1,885,000
                                                                                                               ------------
                 Restaurants 1.1%
    700,000      Foodmaker, Inc., S.F., senior sub. notes, 9.25%, 03/01/99                                        701,750
                                                                                                               ------------
                 Technology and Information Systems .4%
    200,000     bAltera Corp., cvt. sub. notes, 5.75%, 06/15/02                                                   238,750
                                                                                                               ------------
                 Utilities 1.7%
    500,000      El Paso Electric Co., first mortgage, Series E, 9.40%, 05/01/11                                  517,500
    500,000      Midland Funding II, S.F., debenture, Series A, 11.75%, 07/23/05                                  540,000
                                                                                                                ------------
                                                                                                                1,057,500
                                                                                                                ------------

                 Wireless Communication10.3%
$ 2,000,000     cArch Communications Group, Inc., senior disc. notes, zero coupon to 03/15/01,
                  (original accretion rate 10.875%), 10.875% thereafter, 03/15/08                             $ 1,150,000
  2,000,000     cComcast Cellular Corp., Series B, Zero Coupon, (original accretio 03/05/00                     1,425,000

  2,000,000     b,cMillicom International Cellular, Inc., senior disc. notes, zero coupon to 06/01/00,
                  (original accretion rate 13.50%), 13.50% thereafter, 06/01/06                                 1,162,500
  1,000,000       Rogers Cantel Mobile Communications, Inc., senior secured deb., 9.75%, 06/01/16                 986,250
  2,000,000     cSprint Spectrum L.P., senior disc. notes, zero coupon to 08/15/01, (original accretion
                 rate 12.50%), 12.50% thereafter, 08/15/06                                                      1,182,500
    500,000      Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06                                            511,250
                                                                                                             --------------
                                                                                                                6,417,500
                                                                                                             --------------
                        Total Bonds (Cost $38,759,518)                                                         40,509,752
                                                                                                             --------------
                        Total Investments (Cost $70,764,894)124.2%                                             77,130,114
                        Liabilities in Excess of Other Assets(24.2)%                                          (15,029,798)
                                                                                                             --------------
                        Net Assets 100.0%                                                                     $62,100,320
                                                                                                             ===============

            At September 30, 1996, the net unrealized appreciation  based on the cost of investments for income tax purposes of $70,764,894 was as  follows:
               Aggregate gross unrealized appreciation for all investments in which there was
                an excess of value over tax cost                                                             $ 7,173,822
                  Aggregate gross unrealized depreciation for all investments in which there was
                   an excess of tax cost over value                                                             (808,602)
                                                                                                             --------------
               Net unrealized appreciation                                                                   $ 6,365,220
                                                                                                            ================

PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.
L.P.   - Limited Partnership
PIK    - Payment-in-Kind
S.F.   - Sinking Fund

aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
dSecurities traded in foreign currency and valued in U.S. dollars.
eFace amount is stated in foreign currency and value is stated in U.S. dollars.
fSee Note 8 regarding restricted securities.

                       The accompanying notes are an integral part of these financial statements.

FRANKLIN MULTI-INCOME TRUST
================================================================================

Financial Statements

Statement of Assets and Liabilities
September 30, 1996 (unaudited)
Assets:
 Investments in securities, at value
 (identified cost $70,764,894)             $77,130,114
 Receivables:
  Dividends and interest                     1,071,646
  Investment securities sold                   319,772
 Unamortized note issuance costs (Note 2)       86,531
                                          --------------
Total assets                                78,608,063
                                          ---------------
Liabilities:
 Payables:
Note (Note 2)                               16,000,000
Accrued interest (Note 2)                       48,000
Distributions to shareholders                  374,886
Management fees                                 55,243
 Accrued expenses and other liabilities         29,614
                                          --------------
Total liabilities                           16,507,743
                                          --------------
Net assets, at value                       $62,100,320
                                         ===============
Net assets consist of:
 Undistributed net investment income         $ 123,763
 Net unrealized appreciation on
  investments and translation of assets
  and liabilities denominated in
  foreign currencies                          6,364,815
 Undistributed net realized gain
 from investments and foreign
 currency transactions                       1,820,962
 Capital shares                             53,790,780
                                            ------------

Net assets, at value                       $62,100,320
                                          ===============

Net asset value per share
 ($62,100,320 / 5,857,600 shares of
 beneficial interest outstanding)               $10.60
                                            ============

Statement of Operations
for the six months ended September 30, 1996 (unaudited)

Investment income:
 Dividends, net of foreign
 taxes withheld of $408       $1,032,017
 Interest                      2,295,170
                             -------------

  Total income                                $3,327,187
Expenses:
 Management fees (Note 6)        329,376
 Shareholder servicing costs      18,085
 Professional fees                14,932
 Amortization of note issuance
 costs (Note 2)                   14,625
 Trustees' fees and expenses       5,443
 Reports to shareholders           2,857
 Custodian fees                      688
 Other                            12,886
                            --------------

       Total operating expenses 398,892
Interest expense (Note 2)       576,000
                              -------------

Total expenses                                 974,892
                                             -----------
 Net investment income                       2,352,295
                                             -----------
Realized and unrealized gain
 (loss) on investments and
 foreign currency:
  Net realized gain (loss) from:
   Investments                               1,189,459
   Foreign currency transactions                (3,363)
  Net unrealized appreciation
 (depreciation) on:
  Investments                               (1,342,526)
  Translation of assets and
 liabilities denominated in
 foreign currencies                                900
                                               ---------

Net realized and unrealized loss on
 investments and foreign currency             (155,530)
                                             -----------

Net increase in net assets
 resulting from operations                  $2,196,765
                                          ===============

The accompanying notes are an integral part of these financial statements.

FRANKLIN MULTI-INCOME TRUST
================================================================================

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended September 30, 1996 (unaudited) and the year ended March 31, 1996

                            Six months     Year ended
                           ended 9/30/96     3/31/96
                            ----------      ---------
Increase (decrease)
in net assets:
Operations:
 Net investment income      $ 2,352,295   $ 4,568,760
 Net realized gain from
  investments and foreign
  currency transactions        1,186,096     1,193,225
 Net unrealized appreciation
 (depreciation) on invest-
  ments and translation of
  assets and liabilities
  denominated in foreign
  currencies                  (1,341,626)    5,291,667
                            ----------     ----------
 Net increase in net assets
 resulting from operations    2,196,765    11,053,652
Distributions to share-
 holders from:
  Undistributed net invest-
   ment income               (2,249,318)   (4,498,637)
 Net realized gain                   --      (632,621)
                            ----------     ----------
Net increase
 (decrease) in
 net assets                     (52,553)    5,922,394
Net assets:
 Beginning of period         62,152,873    56,230,479
                            ----------     ----------
 End of period (including
  undistributed net
  investment income of
  $123,763 at 09/30/96
  and $20,786 at
  03/31/96)                $62,100,320    $62,152,873
                            ==========     ==========

Statement of Cash Flows
for the six months ended September 30, 1996 (unaudited)

Dividends and interest received            $ 2,967,140
Operating expenses paid                       (144,703)
Interest expense paid                         (576,000)
                                          --------------

 Cash provided - operations                  2,246,437
                                          --------------
Investment purchases                      (108,329,297)
Investment sales                           108,332,178

 Cash provided - investments                     2,881
                                             ------------
Distributions to shareholders               (2,249,318)
                                             ------------

 Cash used - financing activities           (2,249,318)
                                            -------------
Net decrease in cash                                 --
                                            --------------
Cash at beginning of year                            --
                                            ---------------

Cash at end of year                                  --
                                            ===============

The accompanying notes are an integral part of these financial statements.

FRANKLIN MULTI-INCOME TRUST
================================================================================

Notes to Financial Statements (unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Franklin  Multi-Income  Trust  (the  Fund)  is  a  non-diversified,   closed-end
management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Fund seeks to provide investors with high current income consistent with preservation of shareholders' capital. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares).

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available and securities restricted as to resale are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange (the Exchange). That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the Exchange and will, therefore not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend  and  income   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

NOTE 2 - SENIOR FIXED-RATE NOTES

On August 16, 1994, the Fund issued $16 million aggregate principal amount of a new class of five-year senior fixed-rate notes. The Notes are general unsecured obligations of the Fund and rank senior to all existing or future unsecured indebtedness of the Fund. The Notes are senior to the Shares and, in any liquidation of the Fund, the Notes must be paid in full before any payments would be made with respect to the Shares.

The Notes bear interest, payable semi-annually, at the rate of 7.20% per annum, to their maturity on September 15, 1999. The Notes were issued in a private placement, and are not available for resale. Therefore, no market value can be obtained for the Notes. Under the Investment Company Act of 1940, the Fund is required to maintain asset coverage for the Notes of at least 300%. In addition, pursuant to the agreement with respect to the Notes, the Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio that equals or exceeds an amount determined under guidelines established by Standard & Poor's Corporation. The Fund met these requirements during the six months ended September 30, 1996.

The costs of $146,250 incurred by the Fund in connection with the issuance of the Notes are deferred and amortized on a straight-line basis over the term of the Notes.

NOTE 3 - TRUST SHARES

At September 30, 1996, there was an unlimited number of $.01 par value shares authorized. At September 30, 1996, no shares were issued pursuant to the Fund's Dividend Reinvestment Plan; all reinvested dividends were satisfied with previously issued shares purchased in the open market pursuant to such Plan.

NOTE 4 - DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At March 31, 1996, for tax purposes, the Fund had accumulated net realized capital gains of $634,866. For tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial statement purposes at September 30, 1996.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended September 30, 1996 were $15,160,503 and $14,076,134, respectively.

NOTE 6 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed weekly and payable monthly at an annualized rate of 0.85% of the Fund's average weekly net assets (total assets less liabilities other than the principal amount of the Notes). The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the six months ended September 30, 1996, the Fund's expenses did not exceed these limitations.

b. Other Affiliated Parties and Transactions:

Certain officers and Trustees of the Fund are also officers and/or directors of Advisers, a wholly owned subsidiary of Franklin Resources, Inc.

NOTE 7 - STATEMENT OF CASH FLOWS

The Fund's financial statements for the six months ended September 30, 1996 include a Statement of Cash Flows in compliance with SFAS 102. Cash provided from operations differs from net investment income because of amortization of bond discount, amortization of note issuance costs, bonds paid-in-kind, stock dividends and semi-annual income and expense accrual changes amounting to $105,858.

NOTE 8 - RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (1933
Act). The fund may purchase restricted securities through a private offering which cannot be sold without prior registration under the 1933 Act unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Fund values these restricted securities as disclosed in Note 1. At September 30, 1996, the Fund held the following restricted security representing .13% of the Fund's net assets:

   Unit   Security                         Acquisition Date    Cost      Value
--------------------------------------------------------------------------------
   1    PG Partners I, L.P. ................    3/31/93       $42,012   $79,170


NOTE 9 - CREDIT RISK

The Fund has 66.63% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For more information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

There are certain credit risks due to the manner in which the Fund is invested. The Fund has investments in excess of 10% of its total net assets in the Wireless Communication Industry.


NOTE 10 - FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period are as follows:

                                          Six months ended                  Year ended March 31,
                                                            --------------------------------------------------
                                         September 30, 1996   1996       1995       1994       1993       1992
                                            ------------     ------     -------    -------    -------    ------

Per Share Operating Performance:
Net asset value, beginning of period...       $10.61        $ 9.60      $9.97     $11.38     $10.15      $8.60
                                            ------------     ------     -------    -------    -------    ------
 Net investment income.................         0.40          0.78       0.78       0.84       1.00       0.97

 Net realized and unrealized gain (loss)
 on securities ........................        (0.026)        1.11      (0.08)     (0.78)      1.196      1.586
                                            ------------     ------     -------    -------    -------    ------
Total from investment operations.......         0.374         1.89       0.70       0.06       2.196      2.556
                                            ------------     ------     ------     ------     ------     ------
Less distributions:
 From net investment income............        (0.384)       (0.77)     (0.78)     (0.853)    (0.966)    (0.985)
 From net realized capital gains.......            --        (0.11)     (0.282)    (0.617)         --         --
 In excess of net investment income....            --             --    (0.008)         --         --    (0.021)
                                            ------------     ------     -------    -------    -------    ------
Total distributions....................        (0.384)       (0.88)     (1.07)     (1.47)     (0.966)    (1.006)
                                            ------------     ------     -------    -------    -------    ------

Net asset value, end of period.........        10.60         10.61       9.60       9.97      11.38      10.15
                                            ============     ======     =======    =======    =======    ======
Market value per share, end of period1.      $  9.25        $ 9.00      $8.75      $9.75     $10.63     $ 9.75
                                            ============     ======     =======    =======    =======    ======
Total Investment Return:
 Based on market value per share2......         7.07%        12.87%      1.46%      5.47%     19.72%     35.93%
Ratios/Supplemental Data
 Net assets at end of period
  (000's omitted)......................       $62,100       $62,153    56,230     $58,391    $66,657    $59,470
 Ratio of expenses to average
 net assets............................         3.07%+        3.21%      3.00%      2.90%      2.99%      3.21%
 Ratio of net investment income to
 average net assets....................         7.64%+        7.53%      6.37%      6.00%      7.51%      7.64%
 Portfolio turnover rate...............        18.46%        35.06%     29.77%     28.90%     41.22%     22.19%

 Average commission rate3..............          .0538         .0536         --         --         --         --
 Total debt outstanding at end of period
  (000's omitted)......................        $16,000        $16,000    $16,000    $15,974    $15,926    $15,878
 Net asset coverage per $1,000 of debt.        $ 3,881        $ 3,885    $ 3,514    $ 3,655    $ 4,185    $ 3,745


NOTE 10 - FINANCIAL HIGHLIGHTS (cont.)

(For Notes outstanding throughout each year)

                          Face Amount of     Average Monthly    Average Monthly    Average Amount
                  Year   Notes Outstanding   Face Amount of    Number of Shares  of Notes Per Share
                  Ended    End of Period    Notes Outstanding     Outstanding     During the Period
                  ----      -----------       ------------        -----------       ------------

                  1992      $16,000,000       $16,000,000          5,857,600            $2.73
                  1993       16,000,000        16,000,000          5,857,600             2.73
                  1994       16,000,000        16,000,000          5,857,600             2.73
                  1995       16,000,000        16,000,000          5,857,600             2.73
                  1996       16,000,000        16,000,000          5,857,600             2.73
                  19964      16,000,000        16,000,000          5,857,600             2.73

+Annualized.
1Based on last sale on the New York Stock Exchange.
2Total return measures the change in value of an investment over the periods indicated. It is not annualized. It reflects the change in market value of the capital shares and assumes reinvestment of dividends and capital gains in accordance with the Dividend Reinvestment Plan as stated in the prospectus.
3Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.
4For the six months ended September 30, 1996.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be determined by the presence of a regular beeping tone.





Franklin Multi-Income Trust Semi-Annual Report September 30, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the portfolio composition as a percentage of the fund's total portfolio market value.

Portfolio Composition on September 30, 1996

Corporate Bonds                             51.7%
Utility Stocks                              41.1%
Misc. Equities & Preferred Stocks            6.4%
Convertible Bonds                            0.3%
Foreign Currency Denominated Bonds           0.5%